                                                                  EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
                          364-DAY SENIOR SECURED CREDIT
                     AGREEMENT DATED AS OF OCTOBER 25, 2005

                            Dated as of July 18, 2006

     AMENDMENT NO. 1 TO THE 364-DAY SENIOR SECURED CREDIT AGREEMENT DATED AS OF
OCTOBER 25, 2005 (THIS "AMENDMENT") by and among

         (a) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Trustee under the Trust Agreement (MSN 337), dated as of October 19, 2005 ("BORROWER
     337"), with the Beneficial Owner (as defined below) as trustor;

         (b) WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Trustee under the Trust Agreement (MSN 342), dated as of October 19, 2005 ("BORROWER 342"
     and, together with Borrower 337, the "BORROWERS"), with the Beneficial
     Owner as trustor;

         (c) AIRCASTLE IRELAND NO. 2 LIMITED, an Irish private limited liability company, as trustor and sole beneficiary of each of the Trusts (in such capacity, the "BENEFICIAL OWNER");

         (d) CITIBANK, N.A., a national banking association, in its capacity as a Lender under the Credit Agreement (as hereinafter defined); and

         (e) CITIBANK, N.A., in its capacity as agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of Section 10.7 of the Credit Agreement, the "AGENT").

                             PRELIMINARY STATEMENTS:

     (1) The Borrowers, the Lender and the Agent have entered into the 364-Day
Senior Secured Credit Agreement dated as of October 25, 2005 (the "CREDIT
AGREEMENT"; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement).

     (2) The Borrowers, the Lender and the Agent have agreed to amend the Credit
Agreement as hereinafter set forth.

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is,
effective as of the date hereof hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended as follows:

         (i) By inserting the following new definitions in alphabetical order:

              "'ADDITIONAL LOAN' means a Term Loan made pursuant to the last sentence of Section 2.1(a)."

              "'APPLICABLE PERCENTAGE' means (a) prior to an IPO, 90%, and (b)
         from and after an IPO, 67%."

              "'FIRST AMENDMENT' means Amendment No. 1 to this Agreement dated as of July 18, 2006."

              "'IPO' means an initial offering and sale of shares of Aircastle
         Investment Limited's capital stock to the public, whether pursuant to a registration statement registering such shares of capital stock with the Securities and Exchange Commission in compliance with Section 5 of the Securities Act of 1933, as amended, or otherwise."

         (ii) By revising the definition of "APPLICABLE AIRCRAFT ADVANCE RATE"
     to read as follows:

              "'APPLICABLE AIRCRAFT ADVANCE RATE' with respect to any Eligible
         Aircraft means, at any time, the Applicable Percentage."

         (iii) By revising the definition of "LOAN AMOUNT" to read as follows:

              "'LOAN AMOUNT' means, with respect to any Eligible Aircraft at any time, the Applicable Aircraft Borrowing Base of such Aircraft at such time."

         (iv) By revising the definition of "STATED TERMINATION DATE" to read as follows:

              "'STATED TERMINATION DATE' means March 31, 2007."

         (v) By revising the definition of "TOTAL TERM LOAN COMMITMENT" to read as follows:

              "'TOTAL TERM LOAN COMMITMENT' means a principal amount equal to
         $110,248,500, minus principal amounts of the Loans prepaid from time to time, plus $25,116,000."

(b) Section 2.1 of the Credit Agreement is hereby amended as follows:

         (i) By adding the following sentence at the end of Section 2.1(a):

              "Subject to the terms of this Agreement and the conditions set forth in Section 2 of the First Amendment, each Lender also severally agrees to make an Additional Loan to each of Borrower 337 and Borrower
         342, on any Business Day specified by such Borrowers on or prior to
         October 31, 2006, in each case in an amount equal to such Lender's
         Applicable Commitment Percentage of $12,558,000; provided, that the
         Lenders will not be required

         and shall have no obligation to make any such Loan (i) so long as a
         Default or an Event of Default has occurred and is continuing or (ii)
         if the Agent has accelerated the maturity of any of the Loans as a result of an Event of Default."

         (ii) By inserting at the beginning of clause (B) of Section 2.1(c) the following: "except in the case of any Additional Loan,".

         (iii) By inserting at the end of the last sentence of Section 2.1(c)(i)
     the following: "or, in the case of any Additional Loan, as directed by the
     Applicable Borrower".

         (c) Section 2.3 of the Credit Agreement is hereby amended by adding a new Section 2.3(b)(v) to read as follows:

              "(v) Within three Business Days of the occurrence of an IPO, the
         Borrowers shall prepay the principal of the Loans such that the aggregate principal amount of the Loans then outstanding does not exceed Applicable Aircraft Borrowing Base (as in effect after giving effect to such IPO) of the Eligible Aircraft that have not been released from the Lien of this Agreement minus the amount of any prepayments made between July 18, 2006 and the date of such IPO."

         (d) Section 2.10 of the Credit Agreement is hereby amended by adding the following at the end thereof: "or, in the case of any Additional Loans, for such other lawful purposes as may be determined by the Applicable
     Borrower."

     SECTION 2. Conditions to Making Loans. The obligations of the Lenders to make the Additional Loans is subject to the conditions precedent that on the date of the making of the Additional Loans (the "ADDITIONAL LOAN DATE"):

         (a) The Agent shall have received, in form and substance satisfactory to the Agent and the Lenders, the following:

              (i) executed originals of this First Amendment and a Consent substantially in the form of Exhibit A to the First Amendment (the
         "CONSENT" and, together with this Amendment, the "AMENDMENT DOCUMENTS")
         executed by the Guarantors, Holdings and the Parent;

              (ii) (A) the favorable written opinion of Milbank, Tweed, Hadley &
         McCloy LLP, counsel to the Credit Parties and the Parent, (B) the favorable written opinion of Ray, Quinney & Nebeker, counsel to Wells
         Fargo Bank Northwest, National Association, the trustee under each of the Trust Agreements, and (C) the favorable opinion of A&L Goodbody,
         Irish counsel to the Beneficial Owner, in each case covering such matters as the Agent may reasonably require;

              (iii) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of each Credit
         Party (or,

         in the case of a Credit Party that is a trust, resolutions of the appropriate board or committee of each trustee thereof) certified by its secretary or assistant secretary as of the Additional Loan Date, approving and adopting the Amendment Documents to be executed by such
         Person, and authorizing the execution and delivery thereof;

              (iv) a certificate of the secretary or assistant secretary of each
         Credit Party certifying that the Organizational Documents of such
         Person, as delivered to the Agent on the Closing Date, have not in any way been amended or modified and remain in full force and effect as of the Additional Loan Date;

              (v) if applicable, a certificate issued as of a recent date by the
         Secretary of State or comparable official of the jurisdiction of formation of each Credit Party as to the formation, due existence and good standing of such Credit Party; and

              (vi) a Borrowing Notice on behalf of each Applicable Borrower.

         (b) The representations and warranties of the Credit Parties and the
     Holdings set forth in Article VI of the Credit Agreement and in each of the other Loan Documents shall be true and correct in all material respects on and as of the Additional Loan Date, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warrants expressly relate to an earlier date; and

         (c) In the good faith judgment of the Agent and the Lenders:

              (i) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be likely to result in a Material Adverse
         Effect; and

              (ii) the Credit Parties and Holdings shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement (including, without limitation, servicing agreements), document or instrument to which any of the
         Credit Parties is a party or by which any of them or their properties is bound;

         (d) No default or Event of Default specified in Article IX of the
     Credit Agreement shall have occurred and be continuing.

     SECTION 3. Confirmation of the Representations and Warranties. The
Borrowers hereby represent and warrant, on and as of the date hereof and the
Additional Loan Date, that the representations and warranties contained in the
Credit Agreement are correct in all material respects on and as of the date hereof or the Additional Loan Date (as the case may be),

after giving effect to this Amendment, as though made on and as of the date hereof or the Additional Loan Date (as the case may be), other than any such representations or warranties made only as of, or relating to, an earlier date.

     SECTION 4. Reference to and Effect on the Credit Agreement and Loan
Documents.

         (a) On and after the date hereof, each reference in the Credit
     Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Loan
     Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement and Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Instruments and all of the
     Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents to the extent provided therein, in each case as amended by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the
     Credit Agreement or any of the Loan Documents.

     SECTION 5. Costs and Expenses. The Borrowers agree to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 11.5 of the Credit Agreement. In addition, the Borrowers shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this
Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  [Rest of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                       AIRCASTLE IRELAND NO. 2 LIMITED,
                                       as Beneficial Owner

                                       By: /s/ Tony Traynor
                                           -------------------------------------
                                           Name:  Tony Traynor
                                                  ------------------------------
                                           Title: Director
                                                  ------------------------------

                  Signature Page to Aircastle Amendment No. 1

                                       BORROWERS:
                                       ----------

                                       WELLS FARGO BANK NORTHWEST,
                                       NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement (MSN 337), dated as of October
                                       19, 2005, to which it is a party

                                       By: /s/ Val T. Orton
                                           -------------------------------------
                                           Name:  Val T. Orton
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                       WELLS FARGO BANK NORTHWEST,
                                       NATIONAL ASSOCIATION,
                                       not in its individual capacity but solely
                                       as Owner Trustee under the Trust
                                       Agreement (MSN 342), dated as of October
                                       19, 2005, to which it is a party

                                       By: /s/ Val T. Orton
                                           -------------------------------------
                                           Name:  Val T. Orton
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                  Signature Page to Aircastle Amendment No. 1

                                       CITIBANK, N.A.,
                                       as Agent and as a Lender

                                       By: /s/ Gaylord C. Holmes
                                           ---------------------------
                                       Name: Gaylord C. Holmes
                                       Title: Director

                  Signature Page to Aircastle Amendment No. 1

                          EXHIBIT A TO AMENDMENT NO. 1

                                     CONSENT

                                                     Dated as of ______ __, 2006

     The undersigned hereby consents to the foregoing Amendment No. 1 (the
"AMENDMENT") and hereby confirms and agrees that:

     (a) notwithstanding the effectiveness of the Amendment, each of the Loan
Documents to which the undersigned is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in each such Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement as amended by the Amendment, and

     (b) the Security Instruments (if any) to which the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of obligations purported to be secured thereby.

                                       [GUARANTOR] [PARENT] [HOLDINGS]

                                       By
                                          --------------------------------------
                                          Title: